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EXHIBIT 10.2


             MITCHELL HEALTH TECHNOLOGIES, INC - NATUREWELL, INC.
                     (Formerly La Jolla Diagnostics, Inc.)

MARKETING AGREEMENT

The following Marketing Agreement between Mitchell Health Technologies, Inc. and NatureWell, Inc. shall set forth the services provided and by Mitchell Health Technologies, Inc. for marketing and sales of NatureWell Inc./La Jolla Diagnostic, Inc.'s products MigraSpray and AllerSpray, as described in Part I.
Part II of this Marketing Agreement contains exclusivity, commissions, and equity provided by NatureWell, Inc. to Mitchell Health Technologies in exchange for the services described in Part I of this marketing agreement.

Part I. Agreements made on behalf of Mitchell Health Technologies, Inc to NatureWell, Inc.

1. Mitchell Health Technologies, Inc. agrees to provide full broker management and representation for the food, drug and mass channels of distribution of NatureWell, Inc.'s MigraSpray and AllerSpray.

2. Mitchell Health Technologies also agrees to provide assistance in the natural products and convenience store segments as well as wholesalers NatureWell, Inc.'s MigraSpray and AllerSpray.

3. Mitchell Health Technologies, Inc. agrees to provide assistance in the gathering and dissemination of market data to further the sales of NatureWell, Inc.'s MigraSpray and AllerSpray.

4. Mitchell Health Technologies, Inc. will provide staffing of all trade exhibits at shows, conventions and related events as part of an exclusive sales Agreement for NatureWell, Inc.'s MigraSpray and AllerSpray.

5. Mitchell Health Technologies, Inc. will also provide periodic reporting on all trade activities, market trends and sales activities, assistance in the development of order processing mechanisms, and assistance in the development of all forms of media advertising and in-store promotional programs.

6. Mitchell Health Technologies, Inc. will provide assistance in the development of all sales literature, price sheets and technical information, as well as, assistance in new product development and test marketing for NatureWell, Inc.

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             MITCHELL HEALTH TECHNOLOGIES, INC - NATUREWELL, INC.
                     (Formerly La Jolla Diagnostics, Inc.)

Part II. Agreements made on behalf of NatureWell, Inc. to Mitchell Health Technologies, Inc.

1. All communication between NatureWell, Inc. and the broker and retail community in regards to MigraSpray and AllerSpray must be routed through Mitchell Health Technologies.

2. Exclusive representation in the market segments listed in Appendix A will be provided to Mitchell Health Technologies, Inc. for MigraSpray and AllerSpray by NatureWell Inc.

3. The duration of this Marketing Agreement shall have a 5-year duration from the date of final acceptance by both parties.

4. Mitchell Health Technologies, Inc will be paid 10% commission on the net amount of revenue from the sales of NatureWell, Inc.'s MigraSpray and AllerSpray in the market segments specified in Appendix A of this Marketing Agreement

5. NatureWell, Inc. will provide Mitchell Health Technologies Inc. with 1.5 million shares of common stock in NatureWell Inc./ La Jolla Diagnostics, Inc.


FOR: NATUREWELL INC
     7855 IVANHOE AVE., SUITE 322
     LA JOLLA, CA 92037


     /s/ Don Brucker                                      11/03/00
     ---------------                                      --------
     Don Brucker                                            Date


FOR: MITCHELL HEALTH TECHNOLOGIES, INC.
     P.O. BOX 296
     SCHOFIELD, WI 54476


     /s/ Russ Mitchell                                    11/03/00
     ---------------                                      --------
     Russ Mitchell                                          Date

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             MITCHELL HEALTH TECHNOLOGIES, INC - NATUREWELL, INC.
                     (Formerly La Jolla Diagnostics, Inc.)


                              MARKETING AGREEMENT

                                  APPENDIX A


Food, drug and mass channels for both wholesale and retail outlets, according to generally accepted standards of distribution in the U.S. Marketplace.


INITIAL:

__/s/ DB___
Don Brucker



__/s/ RM___
Russ Mitchell

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